Exhibit 10.1

SEMPRA

COMMON STOCK (NO PAR VALUE)

AMENDMENT NO. 1 TO
ATM EQUITY OFFERING SALES AGREEMENT
May 6, 2026

AMENDMENT NO. 1 TO ATM EQUITY OFFERING SALES AGREEMENT
AMENDMENT NO. 1, dated as of May 6, 2026 (this “Amendment No. 1”), by and among Sempra, a California corporation (the “Company”), and Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agents, principals and/or forward sellers (in any such capacity, each an “Agent” and, collectively, the “Agents”), and Barclays Bank PLC, Bank of Montreal, BNP Paribas, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association, each as forward purchasers (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”), to that certain ATM Equity Offering Sales Agreement, dated November 6, 2024 (the “Agreement”).
W I T N E S S E T H:
WHEREAS, the Company, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as sales agents, principals and/or forward sellers (in such capacity, together the “Original Agents”), and Barclays Bank PLC, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers (together with the Company and the Original Agents, the “Original Parties”) are parties to the Agreement;

WHEREAS, the Original Parties wish to amend the Agreement to add (i) BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc. and Truist Securities, Inc., as sales agents, principals and/or forward sellers (together, the “Additional Agents”), and (ii) Bank of Montreal, BNP Paribas, Crédit Agricole Corporate and Investment Bank and Truist Bank, as forward purchasers (the “Additional Forward Purchasers” and, together with the Additional Agents, the “Additional Parties”) as parties to the Agreement and modify Section 3(u) of the Agreement;
WHEREAS, the Additional Parties wish to become parties to the Agreement, in each case with effect from and after the Company’s filing of a new automatic shelf registration statement on Form S-3, which includes a base prospectus and a new prospectus supplement relating to the Shares and the offering contemplated by the Agreement, which filing is expected to occur on or about May 15, 2026 (the “Effective Date”);

WHEREAS, the parties desire to make certain related conforming changes to the Agreement in connection with the addition of the Additional Parties; and
WHEREAS, this Amendment No. 1 shall constitute an amendment to the Agreement, which shall remain in full force and effect as amended by this Amendment No. 1.
NOW, THEREFORE, in consideration of the mutual agreement to amend the Agreement, the parties hereto, intending legally to be bound, hereby amend and modify the Agreement as of the date hereof as follows:
Section 1. Definitions.

    Unless otherwise specified herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement.
Section 2. Representation and Warranty.
(a)The Company represents and warrants to the Agents and the Forward Purchasers that this Amendment No. 1 has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company.
(b)The Company represents and warrants to the Agents and the Forward Purchasers that it is exercising its option pursuant to Section 3(u) of the Agreement to file a new automatic shelf registration statement relating to the Shares (which, upon effectiveness, shall replace the then-existing shelf registration statement relating to the Shares).
Section 3. Amendment of the Agreement.
(a)On and after the Effective Date, all references to “Agent” and “Agents” in the Agreement shall refer to each of Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC.
(b)On and after the Effective Date, all references to “Forward Purchaser” and “Forward Purchasers” in the Agreement shall refer to Barclays Bank PLC, Bank of Montreal, BNP Paribas, Bank of America, N.A., Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association.
(c)On and after the Effective Date, the sixth sentence of Section 2(b) of the Agreement is hereby amended and restated in its entirety as follows: “For the avoidance of doubt, the foregoing limitation on sales through only one Agent per Trading Day shall not apply to sales solely to employees or security holders of the Company or its subsidiaries or to a trustee or other person acquiring shares of the Company’s Common Stock for the accounts of such persons in which either Barclays, BMO Capital Markets Corp., BNP Paribas Securities Corp., BofAS, Citigroup, Credit Agricole Securities (USA) Inc., Goldman, JPM, Mizuho, MS, MUFG, RBC, Scotia, Truist Securities, Inc. or WFS is acting for the Company in a capacity other than as Agent or Forward Purchaser under this Agreement.”

(d)On and after the Effective Date, the sixth sentence of Section 3(u) of the Agreement is hereby amended and restated in its entirety as follows: “From and after the effectiveness of any such new shelf registration statement, references herein to the “Registration Statement” and references to “such registration statement” appearing in the second and third sentences of the third paragraph of this Agreement shall be deemed to mean such new registration statement, mutatis mutandis, and, from and after the filing of any such new prospectus supplement and base prospectus pursuant to Rule 424(b) of the Securities Act Regulations, references herein to the “Prospectus Supplement” and the “Base Prospectus,” the reference to the “base prospectus” appearing in the third sentence of the third paragraph of this Agreement, the reference to “a prospectus supplement” appearing in the fourth sentence of the third paragraph of this Agreement, and the reference to “such prospectus supplement” appearing in the fifth sentence of the third paragraph of this Agreement, shall be deemed to mean such new prospectus supplement or such new base prospectus, as applicable, mutatis mutandis.”
(e)On and after the Effective Date, Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:
Section 10. Notices. Except for notices expressly stated herein to be made by telephone, all notices and other communications hereunder shall be in writing and, except for notices expressly permitted herein to be made by email, shall be deemed to have been duly given if mailed or transmitted by overnight courier or telecopy. Notices to the Agents shall be directed to them at Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, facsimile: (646) 834-8133, or solely with respect to notices expressly stated herein to be made by telephone, (212) 526-3660, or solely with respect to notices expressly permitted herein to be made by email or telecopy, robert.stowe@barclays.com; BMO Capital Markets Corp., Equity-Linked Capital Markets, 151 W 42nd Street, 32nd Floor, New York, New York 10036, Attention: Equity Syndicate Department, with a copy to the Legal Department Telephone: (800) 414-3627; BNP Paribas Securities Corp., 787 Seventh Avenue, New York, New York 10019, Attn: Robert McDonald, e-mail: dl.nyk.ste@us.bnpparibas.com; BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: ATM Execution Team, email: dg.atm_execution@bofa.com, facsimile: (646) 855-3073, with a copy to ECM Legal, or solely with respect to notices expressly stated herein to be made by telephone, (646) 855-8901, or solely with respect to notices expressly permitted herein to be made by email or telecopy, dg.atm_execution@bofa.com or (646) 855-3073; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, facsimile: (646) 291-1469, or solely with respect to notices expressly stated herein to be made by telephone, (212) 723-7833, or solely with respect to notices expressly permitted herein to be made by email or telecopy, setg.origination@citi.com; Credit Agricole Securities (USA) Inc., 1301 Avenue of the Americas, New York, New York 10019, Attention: Douglas Cheng, telephone: (212) 261-7008, Email: douglas.cheng@ca-cib.com, equitycapitalmarkets@ca-cib.com; equitycapitalmarkets@ca-cib.com; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Michael Voris, Ryan Cunn, Equity Capital Markets, email: michael.voris@gs.com, ryan.cunn@gs.com and email notification to the following addresses: gs-reecm@ny.email.gs.com, Eq-derivs-notifications@am.ibd.gs.com, facsimile: (212) 291-5027, telephone: (212) 902-4895, or solely with respect to notices expressly stated herein to be made by telephone, (212) 902-4895, or solely with respect to notices expressly permitted herein to be made by email or telecopy, michael.voris@gs.com, ryan.cunn@gs.com, gs-reecm@ny.email.gs.com, Eq-derivs-notifications@am.ibd.gs.com and (212) 291-5027; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: Sanjeet Dewal, email: sanjeet.s.dewal@jpmorgan.com, facsimile: (212) 622-8783, or solely with respect to notices expressly stated herein to be made by telephone, (212) 622-8783, or solely with respect to notices expressly permitted herein to be made by email or telecopy, sanjeet.s.dewal@jpmorgan.com; Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, New York 10020, Attention: Equity Capital Markets, or solely with respect to notices expressly stated herein to be made by telephone, (212) 205-7600, or solely with respect to notices expressly permitted herein to be made by email or telecopy, ecm@mizuhogroup.com; Morgan Stanley & Co. LLC, 1585 Broadway, 6th Floor, New York, New York 10036, Attention: Ludivine Stein, Scott Finz, and Alexandra Min, email: Ludivine.stein@morganstanley.com, scott.finz@morganstanley.com, and Alexandra.min@morganstanley.com, or solely with respect to notices expressly stated herein to be made by telephone, (212) 761-2165 and (212) 761-5661, or solely with respect to notices expressly permitted herein to be made by email or telecopy, john.boyce@morganstanley.com and Brennan.scanlon@morganstanley.com; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Equity Capital Markets, facsimile: (646) 434-3455, or solely with respect to notices expressly stated herein to be made by telephone, (212) 405-7456, or solely with respect to notices expressly permitted herein to be made by email or telecopy, FLOEStransactions@us.sc.mufg.jp and ECM@us.sc.mufg.jp; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: TJ Opladen, email: tj.opladen@rbccm.com, telephone: (212) 905-5846, or solely with respect to notices expressly stated herein to be made by telephone, (212) 905-5846, or solely with respect to notices expressly permitted herein to be made by email or telecopy, tj.opladen@rbccm.com; Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: Equity Capital Markets, email: us.ecm@scotiabank.com, with a copy to Chief Legal Officer U.S., email: us.legal@scotiabank.com, or solely with respect to notices expressly stated herein to be made by telephone, (212) 225-6679, or solely with respect to notices expressly permitted herein to be made by email or telecopy, us.ecm@scotiabank.com and us.legal@scotiabank.com; Truist Securities, Inc., 50 Hudson Yards, 70th Floor, New York, New York 10001, Attn: Equity Capital Markets, Email: dl.atm.offering@truist.com, with a copy to: Rakesh Mangat, Managing Director, telephone: 212-303-0137, email:rakesh.mangat@truist.com; and Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Special Equities Group, email: WellsFargoSpecialEquitiesTrading@wellsfargo.com; and, notices to the Forward Purchasers shall be directed, as applicable, to Barclays Bank PLC, 745 Seventh Avenue, New York, New York 10019, Attention: Equity Linked & Financing Solutions, email: ELHSNotifications@barclays.com, telephone: (212) 526-8627; Bank of Montreal, 55 Bloor Street West, 18th Floor, Toronto, Ontario M4W 1A5, Canada, Attention: Manager, Derivatives Operations, Facsimile: (416) 552-7904, Telephone: (416) 552-4177, with a copy to: Bank of Montreal, 100 King Street West, 20th Floor, Toronto, Ontario M5X 1A1, Canada, Attention: Associate General Counsel & Managing Director, Derivatives Legal Group, Facsimile: (416) 956-2318; BNP Paribas, 787 Seventh Avenue, New York, New York 10019, Attention: Robert McDonald, Email: dl.nyk.ste@us.bnpparibas.com; Bank of America, N.A., One Bryant Park, New York, New York 10036, Attention: ATM Execution Team, email:dg.atm_execution@bofa.com, facsimile: (646) 855-3073, with a copy to ECM Legal; Citibank, N.A., 390 Greenwich Street, New York, New York 10013, Attention: Strategic Equity Solutions, email: eq.us.ses.notifications@citi.com; Crédit Agricole Corporate and Investment Bank, 12 place des États-Unis CS 70052, 92547 Montrouge Cedex, France, Attention: Legal Department, Facsimile: +33 1 41 89 64 79, + 33 1 41 89 29 86, with a copy to Mimoun Nadir, telephone: +33141899584, email: eqd-corporates-emea@ca-cib.com, with a copy to Crédit Agricole Corporate and Investment Bank, c/o Credit Agricole Securities (USA) Inc., 1301 Avenue of the Americas, New York, New York 10019, Attention: Antoine Jounet and Jonathan Fecowicz, telephone: (212) 261-7372, (212) 261-3546, email:

antoine.jounet@ca-cib.com, jonathan.fecowicz@ca-cib.com; antoine.jounet@ca-cib.com; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Michael Voris, Ryan Cunn, Equity Capital Markets, email: michael.voris@gs.com, ryan.cunn@gs.com and email notification to the following addresses: gs-reecm@ny.email.gs.com, Eq-derivs-notifications@am.ibd.gs.com, facsimile: (212) 291-5027, telephone: (212) 902-4895; JPMorgan Chase Bank, National Association, 270 Park Avenue, New York, New York 10017, Attention: EDG Marketing Support, email: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com, with a copy to Sanjeet Dewal, email: sanjeet.s.dewal@jpmorgan.com; Mizuho Markets Americas LLC, 1271 Avenue of the Americas, 3rd Floor, New York, New York 10020, Attention: Equity Capital Markets; Morgan Stanley & Co. LLC, 1585 Broadway, 6th Floor, New York, New York 10036, Attention: Ludivine Stein, Scott Finz and Alexandra Min, email: Ludivine.stein@morganstanley.com, scott.finz@morganstanley.com and Alexandra.min@morganstanley.com; MUFG Securities EMEA plc, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AJ, United Kingdom, Attention: Derivative Confirmations, email: docsconfirms@int.sc.mufg.jp, facsimile: +44 (0) 20 7577 2898/2875, telephone: +44 (0)207 577 4051, with a copy to ECM@us.sc.mufg.jp; Royal Bank of Canada, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: TJ Opladen, email: tj.opladen@rbccm.com, telephone: (212) 905-5846; The Bank of Nova Scotia at 44 King Street West, Toronto, Ontario, M5H 1H1 Canada, c/o Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: U.S. Equity Derivatives; Truist Bank, 50 Hudson Yards, 70th Floor, New York, New York 10001, Attention: Equity Capital Markets, Email: dl.atm.offering@truist.com; and Wells Fargo Bank, National Association, 500 West 33rd Street, New York, New York 10001, Attention: Special Equities Group and Corporate Equity Derivatives, or email: WellsFargoSpecialEquitiesTrading@wellsfargo.com and CorporateDerivativeNotifications@wellsfargo.com; and notices to the Company shall be directed to it at Sempra, 488 8th Avenue, San Diego, California 92101, Attention: Treasurer, with a copy to the General Counsel or, solely with respect to notices expressly stated herein to be made by telephone, (619) 676-2488, or solely with respect to notices expressly permitted herein to be made by email or telecopy, SempraCorpFin@sempra.com.

(f)On and after the Effective Date, Schedule I of the Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.
(g)On and after the Effective Date, the first paragraph of Annex I of the Agreement is amended and restated in its entirety and replaced with the following:
Sempra, a California corporation (the “Company”), proposes, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the ATM Equity Offering Sales Agreement, dated November 6, 2024, as amended (the “Sales Agreement”), between the Company and Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC as sales agents, principals and/or forward sellers (in any such capacity, each an “Agent”, and collectively, the “Agents”) and Barclays Bank PLC, Bank of Montreal, BNP Paribas, Bank of America, N.A., Citibank,

N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association each as forward purchaser (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”) to issue and sell to [●], [●], [●] and [●] as principal for resale (collectively, the “Underwriters”), and the Underwriters severally agree to purchase from the Company, the shares of Common Stock specified in the Schedule A hereto (the “[Initial] Securities”) [, and to grant to the Underwriters the option to purchase the additional shares of Common Stock specified in Schedule A hereto (the “Option Securities”, and together with the Initial Securities, the “Securities”)]*,[in each case]* on the terms specified herein, including Schedule A hereto, and in the Sales Agreement. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sales Agreement.

(h)Notwithstanding anything to the contrary contained herein, this Amendment No. 1 shall not have any effect on offerings or sales of Shares prior to the Effective Date or on the terms of the Agreement and the rights and obligations of the parties thereunder insofar as they relate to such offerings or sales, including, without limitation, the representations, warranties and agreements (including the indemnification and contribution provisions), as well as the definitions of “Registration Statement,” “Base Prospectus,” “Prospectus Supplement,” “Agent,” “Agents,” “Forward Purchaser” and “Forward Purchasers” contained in the Agreement prior to the Effective Date.
Section 4. No Other Amendments. Except as expressly set forth herein, all of the terms and provisions of the Agreement shall continue in full force and effect.
Section 5. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 6. Trial by Jury; Consent to Jurisdiction; Waiver of Immunity. Section 14 and Section 16 of the Agreement are hereby incorporated by reference into this Amendment No. 1 and shall apply mutatis mutandis hereto.
Section 7. Entire Agreement. The Agreement, as amended by this Amendment No. 1, and any Confirmation, if applicable, represents the entire agreement between the Company, each Agent and each Forward Purchaser with respect to the preparation of any Registration Statement, Prospectus Supplement or the Prospectus, the conduct of the offering and the sale and distribution of the Shares.

Section 8. Execution in Counterparts. This Amendment No. 1 may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment No. 1 shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and electronic signatures (including, without limitation, DocuSign and AdobeSign), and this Amendment No. 1 may be executed, attested and transmitted by any of the foregoing electronic means and formats. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents, the Forward Purchasers and the Company in accordance with its terms.

Very truly yours, Sempra
By:	/s/ Patrick S. Billings
Name: Patrick S. Billings
Title:Vice President and
Treasurer

Accepted as of the date first written above

By:	Barclays Capital Inc.

By:	/s/ Gabrielle LeBlanc
Name: Gabrielle LeBlanc
Title: Director

By:	BMO Capital Markets Corp.

By:	/s/ Brad Pavelka
Name: Brad Pavelka
Title: Managing Director

By:	BNP Paribas Securities Corp.

By:	/s/ Robert McDonald
Name: Robert McDonald
Title: Managing Director

By:	BofA Securities, Inc.

By:	/s/ Partho Sanyal
Name: Partho Sanyal
Title: Managing Director

By:	Citigroup Global Markets Inc.

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Authorized Signatory

By:	Credit Agricole Securities (USA) Inc.

By:	/s/ Jean-Marc Nguyen
Name: Jean-Marc Nguyen
Title: Managing Director

By:	/s/ Douglas Cheng
Name: Douglas Cheng
Title: Managing Director

By:	Goldman Sachs & Co. LLC

By:	/s/ Michael Voris
Name: Michael Voris
Title: Managing Director

By:	J.P. Morgan Securities LLC

By:	/s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

By:	Mizuho Securities USA LLC

By:	/s/ James Watts
Name: James Watts
Title: Managing Director

By:	Morgan Stanley & Co. LLC

By:	/s/ Daniel J. F. McCullough
Name: Daniel J. F. McCullough
Title: Executive Director

By:	MUFG Securities Americas Inc.

By:	/s/ Geoffrey Paul
Name: Geoffrey Paul
Title: Managing Director

By:	RBC Capital Markets, LLC

By:	/s/ Patrick Hamer
Name: Patrick Hamer
Title: Managing Director

By:	Scotia Capital (USA) Inc.

By:	/s/ Tim Mann
Name: Tim Mann
Title: Managing Director

By:	Truist Securities, Inc.

By:	/s/ Geoffrey Fennel
Name: Geoffrey Fennel
Title: Director

By:	Wells Fargo Securities, LLC

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Director

As Agents

Accepted as of the date first written above

By:	Barclays Bank PLC

By:	/s/ Kevin Cheng
Name: Kevin Cheng
Title: Managing Director

By:	Bank of Montreal

By:	/s/ Brian Riley
Name: Brian Riley
Title: Managing Director, Global Equity Capital Markets

By:	BNP Paribas

By:	/s/ Robert McDonald
Name: Robert McDonald
Title: Managing Director

By:	/s/ John Nunziata
Name: John Nunziata
Title: Managing Director

By:	Bank of America, N.A.

By:	/s/ Eric Coghlin
Name: Eric Coghlin
Title: Managing Director

By:	Citibank, N.A.

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

By:	Crédit Agricole Corporate and Investment Bank
By:	Credit Agricole Securities (USA) Inc., as Agent

By:	/s/ Lydie Michel
Name: Lydie Michel
Title: Managing Director

By:	/s/ Rachel Tresser
Name: Rachel Tresser
Title: Managing Director

By:	Goldman Sachs & Co. LLC

By:	/s/ Michael Voris
Name: Michael Voris
Title: Managing Director

By:	JPMorgan Chase Bank, National Association

By:	/s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

By:	Mizuho Markets Americas LLC

By:	/s/ Matthew Chiavaroli
Name: Matthew Chiavaroli
Title: Managing Director

By:	Morgan Stanley & Co. LLC

By:	/s/ Ellen Weinstein
Name: Ellen Weinstein
Title: Managing Director

By:	MUFG Securities EMEA plc

By:	/s/ Catherine Lucas
Name: Catherine Lucas
Title: Authorized Signatory

By:	Royal Bank of Canada

By:	/s/ Chris Amery
Name: Chris Amery
Title: Managing Director

By:	The Bank of Nova Scotia

By:	/s/ Tim Mann
Name: Tim Mann
Title: Managing Director

By:	Truist Bank

By:	/s/ Rakesh Mangat
Name: Rakesh Mangat
Title: Managing Director

By:	Wells Fargo Bank, National Association

By:	/s/ Christine Roemer
Name: Christine Roemer
Title: Managing Director

As Forward Purchasers

SCHEDULE I

Barclays Bank PLC 1 Churchill Place London E14 5HP United Kingdom	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019

Bank of Montreal 55 Bloor Street West, 18th Floor Toronto, Ontario M4W 1A5 Canada	BMO Capital Markets Corp. 151 W 42nd Street, 32nd Floor New York, New York 10036

BNP Paribas 787 Seventh Avenue New York, New York 10019	BNP Paribas Securities Corp. 787 Seventh Avenue New York, New York 10019

Bank of America, N.A. c/o BofA Securities, Inc. One Bryant Park New York, New York 10036	BofA Securities, Inc. One Bryant Park New York, New York 10036

Citibank, N.A., 390 Greenwich Street, New York, New York 10013	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent 1301 Avenue of the Americas New York, New York 10019	Credit Agricole Securities (USA) Inc. 1301 Avenue of the Americas New York, New York 10019

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282

JPMorgan Chase Bank, National Association 270 Park Avenue New York, New York 10017	J.P. Morgan Securities LLC 270 Park Avenue New York, New York 10017

Mizuho Markets Americas LLC c/o Mizuho Securities USA LLC 1271 Avenue of the Americas New York, New York 10020	Mizuho Securities USA LLC 1271 Avenue of the Americas New York, New York 10020

Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

MUFG Securities EMEA plc Ropemaker Place, 25 Ropemaker Street London, EC2Y 9AJ	MUFG Securities Americas Inc. 1221 Avenue of the Americas New York, New York 10020

Royal Bank of Canada c/o RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281	RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281

The Bank of Nova Scotia 44 King Street West Central Mail Room Toronto, Ontario, Canada M5H 1H1	Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor New York, New York 10281

Truist Bank 50 Hudson Yards, 70th Floor New York, New York 10001	Truist Securities, Inc. 50 Hudson Yards, 70th Floor New York, New York 10001

Wells Fargo Bank, National Association 500 West 33rd Street, 14th Floor New York, New York 10001	Wells Fargo Securities, LLC 500 West 33rd Street, 14th Floor New York, New York 10001

As Forward Purchasers	As Agents